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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                               AMENDMENT NO. 1 TO
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  October 31, 2000


                       UNIVERSAL BROADBAND NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                                 000-24408                33-611753
(State or jurisdiction of         (Commission File Number)     (IRS Employer
Incorporation)                                               Identification No.)

                           2030 Main Street, Suite 550
                            Irvine, California 92614
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (949) 260-8100

                                 IJNT.NET, INC.
          (Former name or former address if changed since last report)




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                                Explanatory Note

This Amendment No. 1 to Current Report on Form 8/A is being filed in order to amend Item 4 and Item 7 of the Current Report on Form 8-K filed on November 6, 2000, by Universal Broadband, Inc. (the "Company").

ITEM 4. Change in Registrant's Certifying Accountant.

         Effective as of October 31, 2000, the Company accepted the resignation of BDO Seidman, LLP (the "Former Accountant") as the Company's independent certified public accountants, which was tendered on that same date. The only report of the Former Accountant on the consolidated financial statements of the Company (at and for the year ended March 31, 2000) did not contain an adverse opinion, nor was it qualified or modified as to audit scope or accounting principles. The report of the Former Accountant did include an uncertainty paragraph expressing substantial doubt about the Company's ability to continue as a going concern. In connection with the only previous audit and subsequent interim reviews performed by the Former Accountant, there have been no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         The Company requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not it agrees with the above statements. A copy of such letter is filed herewith and attached hereto as Exhibit 16.1.

         The Company has not yet engaged another accountant to replace the Former Accountant. Any new accountant that the Company engages probably will not have sufficient opportunity to review the Company's next Quarterly Report on form 10-Q for the period ended September 30, 2000 (the "Next Quarterly Report"), before the required filing date. As the Company may be unable to prepare the Next Quarterly Report under the Company's normal review standards, the Company subsequently may be required to amend the Next Quarterly Report following its review by the Company's accountants.

ITEM 7.  Financial Statements and Exhibits

         c.       EXHIBITS

                  16.1 Letter re change in certifying accountant.*
                  99.1 Press release, dated October 31, 2000.**

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*   Filed herewith.
** Filed previously with the Company's Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on November 6, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            UNIVERSAL BROADBAND NETWORKS, INC.

Date: November 8, 2000                        By /s/ MICHAEL A. STERNBERG
                                               --------------------------------
                                               Michael A. Sternberg
                                               Chief Executive Officer